Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE I – COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its laboratory and office facilities under non-cancelable operating leases. These operating leases expire at various dates through April 2016 and generally require the payment of real estate taxes, insurance, maintenance and operating costs. The Company has approximately 33,000 square feet of office and laboratory space at our corporate headquarters in Fort Myers, Florida. In addition, we maintain laboratory and office space in Irvine, California, Nashville, Tennessee and Tampa, Florida.

The minimum aggregate future obligations under non-cancelable operating leases as of December 31, 2012 are as follows:

Years ending December 31,
2013	$670,651
2014	552,281
2015	209,164
2016	70,664

Total minimum lease payments	$1,502,760

Rent expense for the years ended December 31, 2012 and 2011 was approximately $1,123,000 and $797,000, respectively and is included in costs of revenues and in general and administrative expenses, depending on the allocation of work space in each facility. Certain of the Company’s facility leases include rent escalation clauses. The Company normalizes rent expense on a straight-line basis over the term of the lease for known changes in lease payments over the life of the lease.

Capital Lease Obligations

The Company’s capital lease obligations expire at various times through 2017 and the weighted average interest rates under such leases approximated 10.1% at December 31, 2012. Some of our leases contain bargain purchase options that allow us to purchase the leased property for a minimal amount upon the expiration of the lease term. The remaining leases have purchase options at fair market value. Future minimum lease payments under capital lease obligations, including those described above are:

Years ending December 31,
2013	$2,692,284
2014	2,034,862
2015	629,624
2016	440,403
2017	147,650

Total future minimum lease payments	5,944,823
Less amount representing interest	(635,946)

Present value of future minimum lease payments	5,308,877
Less current maturities	(2,211,677)

Obligations under capital leases – long term	$3,097,200

Property and equipment acquired under capital lease agreements (see Note D) is pledged as collateral to secure the performance of the future minimum lease payments above.

Employment Contracts

At December 31, 2012, we were obligated under three employment agreements, two of which have expiration dates between March 2013 and December 2013 and one of which is in the period where it renews automatically for one year extensions. Approximate minimum future payments under these agreements as of December 31, 2012 are approximately $818,500.

The agreements with our Chief Executive Officer, Chief Scientific Officer and Chief Financial Officer contain the following:

•	Clauses that allow for continuous automatic extensions of one year unless timely written notice terminating the contract is provided to such officers (as defined in the agreements).

•	Clauses that provide for accelerated vesting of the options granted pursuant to such agreements at the time of certain changes of control of the Company.

•

Clauses that provided for 6-12 months of severance benefits in the event that such officers are terminated without “cause” (as defined in the agreements) by the Company. The base salaries for these officers in 2013 are expected to approximate $950,000.